Transcript: HIT MN Investment Video (no intro)

Chris Coleman, Chair, Board of Trustees, AFL-CIO HIT: We're about to do our 100th deal in the state of Minnesota.

Text: 100 Projects - 22.8 Million Hours Union Construction Work - $1.6 Billion Capital Invested - $4.8 Billion Total Economic Impact

Donald Mullin, Executive President, Saint Paul Building Trades Council: One hundred deals. Think about the magnitude of that.

Mr. Coleman: When you think about the number of jobs that that's created. When you think about the economic strength, it has been an amazing, amazing boost for our economy in the state of Minnesota.

Kevin Filter, Trustee AFL-CIO HIT: And we are very fortunate here to repeat that 100 times and have the impact that 100 deals has on our community.

Chris Sherman, President, Sherman Associates: So to be able to have a partner like the Housing Investment Trust that can work with us, it is critical.

Text: 13,142 Units of Housing Built in Minnesota

Chris Coleman: I was mayor of St. Paul from 2006 to 2018. And there was a long stretch where it was really difficult to find financing for projects.

Chang Suh, CEO, AFL-CIO HIT: In 2010, 30% of the construction trades were unemployed as a result of the Great Recession.

Chris Coleman: We went to the Housing Investment Trust to get funding for what became a cornerstone of redevelopment in downtown on the Penfield project.

Chang Suh: It was going to create jobs, not only in the construction trades, it was going to bring a grocery store to a new community. So, it really was a catalyst for having impact in that community.

Chris Coleman: Because HIT partnered with us, we were able to spur growth in that whole area of downtown that has really led to a generation of growth in our community.

Text: Murrow project

Paul Keenan, VP of Development Reuter Walton: So, this is a 243 unit project. That's a total of $65 million in construction.

Text: Wilder Square project

Chris Coleman: Wilder Square is an affordable multifamily rehabilitation project in the Twin Cities neighborhood.

Nick Walton, President & CEO, Reuter Walton: And is 100% built by all union trades.

Wilbert Owens, Plumber, Local 15: Union labor means good middle-class living and that's why I continue to work for the union.

Text: Zvago Cooperative at Stillwater project

Erik Jones, Foreman, Frana Companies: This project is based on 60 plus units and every one is different.

Text: Lake Street Dwelling project

Jada Beulah, Assistant Community Manager, Lake Street Dwelling Apartments: Here at Lake Street Dwelling Apartments, we are a Section 42 affordable housing complex. There really wasn't anything here and now people have a place to live and to call home.

Kevin Filter: Well, there are a lot of factors that go into financing multifamily properties. Something of this size, the key is to be working with the right people.

Thomas Adams, CommonBond Communities, Executive VP of Housing & Services: And so when you can get a heavyweight in your corner that can see all of the different sources that they can bring to the table, it really helps us.

Paul Keenan: That's where the AFL-CIO came in.

Harry Melander, Immediate Past President, MN Building and Construction Trades Council: HIT, the relationship that they have with the development community is really unique.

Donald Mullin, Executive President, Saint Paul Building Trades Council: HIT has been a great resource working through these projects, and this is just another way that we can create opportunities to put people into the middle class.

Chris Coleman: What I love about the Housing Investment Trust is that the dollars in the pensions that the workers on these projects are earning get reinvested into the Housing Investment Trust, that reinvests into other communities and creates more jobs and more resources.

Donald Mullin: Everybody that's working on this job right here is putting money into their pension.

Kevin Filter: You get a nice return on it, but then we reinvest here so we create more jobs.

Erik Jones: I think it's brilliant because it's using the money that we're making and it's making more money for us.

Chris Coleman: Over 22 million hours of work that has been created through partnership with Housing Investment Trust. That's a lot of meals that people are putting on their table.

Nick Walton: We've got approximately 4,000 units. We're hoping to build thousands together over the next two decades.

Kevin Filter: It's a wonderful day to be here and say “Here’s 100 deals and let's look forward to doing more".

Chris Coleman: So really, the map for the future for any community when they partner with Housing Investment Trust, it's a map of growth and it's a map of the future success of your city.

Text: HIT’s Minnesota Impact 100 projects $1.6 Billion Invested Capital 22.8 Million Hours of Union Construction Work 13,142 Units of Housing (47% Affordable) $4.8 Billion Total Economic Impacts

Text: HIT’s National Impact 558 Projects $9.5 Billion Invested Capital 186.2 Million Hours of Union Construction Work 121281 Units of Housing (67% Affordable) $34.4 Billion Total Economic Impacts

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AFL-CIO Housing Investment Trust

Competitive Returns | Union Construction Jobs | Housing Finance

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of July 1, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.